UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 9, 2009

MICRO MAMMOTH SOLUTIONS, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	20-5549779
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1511 Dodd Road Winter Park, Florida 32792
(Address of principal executive offices)

407-529-7144
(Issuer’s telephone number)

Copies of Communications to:
Law Office of Barbara A. Moran
1015 North Semoran Boulevard
#105-465
Casselberry, Florida 32707
407-263-4026

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, the Board of Directors of Micro Mammoth Solutions, Inc. (the “Company”) appointed Mr. Christopher K. Davies as the Company’s new President and Chief Executive Officer. Pursuant to the terms of Mr. Davies’ employment, the Company’s sole Director and Chief Executive Officer issued Mr. Davies 6.0 million shares of his common stock.  In addition, the Board has agreed to provide Mr. Davies an annual salary of $100,000 per year payable in the Company’s common stock.  Mr. Davies has spent the majority of his 20-year career in finance and securities.  He is a founding member of Atlas Capital Partners, LLC (“Atlas Capital Partners”), a business and financial consulting firm that provides financing and advisory services to public and private companies.  At Atlas Capital Partners, Mr. Davies was responsible for developing the firm’s financing and business development strategies.  Under Mr. Davies’ leadership, Atlas Capital Partners has been responsible for structuring innovative financial products for hedge funds and private equity firms in the U.S. and overseas.

Prior to joining Atlas Capital Partners, Mr. Davies served as the Senior Managing Attorney and Assistant Corporate Secretary for Office Depot, Inc., a $15 billion fortune 150 company, listed on the New York Stock Exchange. Mr. Davies has led Office Depot’s corporate finance and securities transactions and compliance activities. He also has been responsible for developing and structuring the company’s investments and financing opportunities in the U.S and overseas.  In addition, Mr. Davies has served as Office Depot’s lead attorney for all of the company’s mergers and acquisitions in the U.S. and Canada.

Prior to joining Office Depot, Mr. Davies represented some of the largest companies and financial institutions in the U.S and overseas at the law firm of Kirkpatrick & Lockhart, Nicholson, Graham.  The law firm has over 1000 attorneys and Mr. Davies lead the securities and finance group representing corporations and investment banks in finance, securities compliance, public stock offerings, mergers and acquisitions, and other general corporate matters.   Mr. Davies received his J.D. from the University of Notre Dame Law School and his undergraduate degree from Southern Illinois University at Carbondale.

Mr. Davies succeeds Mr. David Watson, who has served as the Company’s President and Chief Executive Officer since March, 2008.  Mr. Watson resigned his position contemporaneously with Mr. Davies’ appointment.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO MAMMOTH SOLUTIONS, INC.

Date: December 11, 2009	By: //s//Christopher K. Davies
Christopher K. Davies